Net Income (Loss) per Limited and General Partner Unit	12 Months Ended
Dec. 31, 2012
Net Income (Loss) per Limited and General Partner Unit [Abstract]
Net Income (Loss) per Limited and General Partner Unit
Net Income (Loss) per Limited and General Partner Unit
Net income (loss) is allocated to the general partner and the limited partners (common and subordinated unit holders) in accordance with their respective ownership percentages, after giving effect to incentive distributions paid to the general partner. Basic and diluted net income (loss) per limited partner unit is calculated by dividing limited partners’ interest in net income (loss) by the weighted average number of outstanding limited partner units during the period.

Unvested unit-based payment awards that contain non-forfeitable rights to distributions (whether paid or unpaid) are classified as participating securities and are included in our computation of basic and diluted net income per limited partner unit.
We compute earnings per unit using the two-class method. The two-class method requires that securities that meet the definition of a participating security be considered for inclusion in the computation of basic earnings per unit. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
The two-class method does not impact our overall net income or other financial results; however, in periods in which aggregate net income exceeds our aggregate distributions for such period, it will have the impact of reducing net income per limited partner unit. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of the general partner, even though we make distributions on the basis of available cash and not earnings. In periods in which our aggregate net income does not exceed our aggregate distributions for such period, the two-class method does not have any impact on our calculation of earnings per limited partner unit. We have no dilutive securities, therefore basic and diluted net income per unit are the same.
We determined basic and diluted net income (loss) per general partner unit and limited partner unit as follows, in thousands except per unit amounts:

	Year Ended December 31,
	2012	2011	2010
Net (loss) attributable to general partner and limited partners	$(6,508)	$(11,698)	$(8,644)
Weighted average general partner and limited partner units outstanding(a)(b)	9,298	7,137	5,199
General partner and limited partner (loss) per unit (basic and diluted)	$(0.70)	$(1.64)	$(1.66)
Net (loss) attributable to limited partners	$(6,379)	$(11,465)	$(8,471)
Weighted average limited partner units outstanding(a)(b)	9,113	6,997	5,099
Limited partners’ net (loss) per unit (basic and diluted)	$(0.70)	$(1.64)	$(1.66)
Net (loss) attributable to general partner	$(129)	$(233)	$(173)
Weighted average general partner units outstanding	185	140	99
General partner net (loss) per unit (basic and diluted)	$(0.70)	$(1.66)	$(1.75)

(a)
Includes unvested phantom units with DERs, which are considered participating securities, of 205,864 as of December 31, 2010. The DER’s were eliminated on June 9, 2011. There were no such unvested phantom units with DERs at December 31, 2012 and 2011.

(b)	Gives effect to the reverse unit split as described in Note 13 “Partners’ Capital”.